Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone: +44 (0)20 7936 3000 Fax: +44 (0)20 7583 1198 www.deloitte.co.uk

Independent Accountant’s Report on Applying Asset Agreed-Upon Procedures

The Board of Directors of

Towd Point Mortgage Funding 2024-Granite 6 plc

10th Floor

5 Churchill Place

London

E14 5HU

United Kingdom

(the “Issuer”)

The Board of Directors of

CERH Granite Holdings B.V.

Oude Utrechtseweg 32

3743 KN Baarn

The Netherlands

(the “Seller”)

Merrill Lynch International

2 King Edward Street

London

EC1A 1HQ

(“BofA Securities”, the “Arranger”)

Wells Fargo Securities International Limited

33 King William Street

London

EC4R 9AT

(“Wells Fargo”, and together with the Arranger the “Joint Lead Managers”)

and the other Managers (as defined in the Engagement Letter)

5 April 2024

Dear Sirs/Madams,

PROPOSED ISSUE BY TOWD POINT MORTGAGE FUNDING 2024-GRANITE 6 PLC OF RESIDENTIAL MORTGAGE-BACKED FLOATING RATE NOTES (the “Issue”)

We have performed the procedures enumerated below on certain mortgages (the “Loan Pool”), which were agreed to by the Issuer, the Seller, the Arranger, the Joint Lead Managers, the Managers and the other Managers (as defined in the Engagement Letter). The procedures were performed to assist you in evaluating the validity of certain characteristics of the Loan Pool. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The appropriateness of these procedures is solely the responsibility of the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers. Consequently, we make no representation regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

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This report (the “Asset agreed-upon procedures Report”) is addressed to the Board of Directors of the Issuer, the Board of Directors of the Seller, the Arranger, the Joint Lead Managers and the Managers identified in the Engagement Letter who have agreed to participate in the proposed Issue.

These procedures were established with the Issuer and the Seller and the appropriateness of the procedures is solely the responsibility of the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers as discussed above. The Issuer and the Seller shall be solely responsible for providing accurate and complete information requested by Deloitte necessary to perform the procedures. Deloitte has no responsibility for the accuracy or completeness of the information provided by or on behalf of the Issuer and the Seller, even if Deloitte had reason to know or should have known of such inaccuracy or incompleteness.

The procedures that we performed and our findings are as follows:

1.	Scope of our work and factual findings

The procedures performed were as defined in Appendix 3 of the Engagement Letter (the “agreed-upon procedures”).

The Seller provided us with a data file TPMF GR4 31.01.2024.xlsb’ and ‘Account Mapping (UFSS to iConnect).xlsb’ (together the “First Pool Run”) containing information for each loan in the Loan Pool as at 31 January 2024.

A random sample of 457 loans was selected from the First Pool Run using the sampling approach below (the “Sample”).

We have carried out the agreed-upon procedures on the Sample Pool during the period 13-27 March 2024.

The sampling approach

Sampling confidence is the probability that the actual errors, within a total population, are contained within the range of an estimate. Precision is the range of that estimate. The precision limit is the estimated maximum predicted number of errors within the total population. Sampling confidence and precision are stated in percentages.

Attribute sampling is a method of assessing the rate of occurrences of a specified attribute in a population and requires agreed-upon procedures in relation to certain characteristics of a random sample of individual loans. In this case the agreed-upon procedures related to the documentation and procedures that support the Sample Pool contained in the First Pool Run.

Our method of calculating attribute sample sizes is based on the binomial probability distribution.

Statistical tests can only provide estimates of the error.

The procedures we have undertaken, set out in paragraphs 2.1 to 2.10 under the pool agreed-upon procedures section below, has been limited to confirming that the selected attribute from the First Pool Run information relating to the Sample Pool agreed to the original loan documentation or copies thereof provided to us in the loan file. We are entitled to assume that the loan documentation is correct and we have not sought to independently verify this information. The loan documentation used in these agreed-upon procedures was the Origination system (the “System”).

Objectives

On the assumption that the information in the First Pool Run is a complete and accurate representation of the Loan Pool, the sample sizes chosen were designed with the objective of us being able to state that we are 99% confident that not more than 1% of the population of the First Pool Run contained an error in the relevant attribute. Where errors were found in the Sample Pool, we have re-calculated the percentage errors that there might be in the First Pool Run and noted the revised percentage below. It is for you to ensure you understand this basis of reporting and to determine whether the errors are acceptable to you and for the purposes of the Issue.

2. Pool agreed-upon procedures

For each loan in the Sample Pool we carried out the following agreed-upon procedures and have given a confidence and precision percentage for each procedure.

For the purposes of this report, the failure of a single attribute is termed an error.

2.1	Account Number

For each loan in the Sample Pool, we have confirmed whether the account number shown on the Sample Pool agreed to the System. We found that the account number agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.2	Maturity Date

For each loan in the Sample Pool, we have confirmed whether the maturity date shown in the Sample Pool agreed to that shown in the System. We found the maturity date agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3	Interest Rates

2.3.1

For each loan in the Sample Pool, we have confirmed whether the current interest rate shown in the Sample Pool agreed to that shown on the System. We found the current interest rate agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3.2

For each loan in the Sample Pool, we have confirmed whether the current interest rate type shown in the Sample Pool agreed to that shown on the System. We found the current interest rate type agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3.3

For each loan in the Sample Pool, we have confirmed whether the current interest reset date shown in the Sample Pool agreed to that shown on the System. We found the current interest reset date agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3.4

For each loan in the Sample Pool, we have confirmed whether the current interest rate margin shown in the Sample Pool agreed to that shown on the System. We found the current interest rate margin agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.3.5

For each loan in the Sample Pool, we have confirmed whether the current interest rate index shown in the Sample Pool agreed to that shown on the System. We found the current interest rate index agreed to the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.4	Current Balance

For each loan in the Sample Pool, we have confirmed whether the current outstanding balance shown in the Sample Pool agreed to within ±£50 of that shown in the System as at the Cut-off Date. We found the current outstanding balance agreed to within ±£50 of that shown on the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.5	Arrears Balance

For each loan in the Sample Pool, we have confirmed whether the consolidated arrears balance shown in the Sample Pool, agreed to within ±£50 of that shown in the System as at the Cut-off Date. We found the consolidated arrears balance agreed to within ±£50 of that shown on the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.6	Months in arrears

For each loan in the Sample Pool, we have confirmed whether the months in arrears, shown in the Sample Pool agreed to that shown in the System as at the Cut-off Date. We found the months in arrears agreed to that shown in the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.7	Flexible Loan Amount

For each loan in the Sample Pool, we have confirmed whether the flexible loan amount shown in the Sample Pool agreed to that shown in the System as at the Cut-off Date. We found that the flexible loan amount agreed to that shown in the System as at the Cut-off Date, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.8	Repayment Type

For each loan in the Sample Pool, we have confirmed whether the repayment type shown in the Sample Pool agreed to that shown on the System. We found the repayment type agreed to that shown on the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.9	Monthly Payment Amount

For each loan in the Sample Pool, we have confirmed whether the monthly payment amount shown in the Sample Pool agreed to within ±£1 of that shown in the System. We found the monthly payment amount agreed to within ±£1 of that shown in the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

2.10	Maximum Balance

For each loan in the Sample Pool, we have recalculated the maximum balance defined as current balance plus flexible loan amount shown on the Sample Pool agreed to that shown on the System. We found that the maximum balance defined as current balance plus flexible loan amount agreed to that shown on the System, with no exception.

As a result of the procedure performed there is a 99% confidence that not more than 1% of the First Pool Run contained errors.

3. Scope of this Asset agreed-upon procedures Report

The scope of our work in preparing this Asset agreed-upon procedures Report was limited solely to those procedures set out above. We were not engaged to and did not conduct an audit the objective of which would be the expression of an opinion on the matters subject to the procedures described above. Accordingly we do not express any opinion or overall conclusion on the procedures we have performed. You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the appropriateness of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Asset agreed-upon procedures Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the recipients of this Asset Agreed Upon Procedures Report.

This Asset agreed-upon procedures Report has been prepared for use in connection with the offering of securities inside of the United States and in accordance with United States attestation standards established by the American Institute of Certified Public Accountants and not in accordance with United Kingdom or other professional standards. This Asset agreed-upon Procedures Report is only intended to be relied on in connection with any obligations or responsibilities in connection with the Issue that you may have under any legislation, regulations and/or rule of law under United States federal or state securities law. We accept no responsibility to, and deny any liability to, any person or in any way arising from or in connection with the use of this Asset agreed upon procedures Report in connection with any offering of securities outside the United States.

4. Use of this Asset agreed-upon procedures Report

Subject to the terms specified in our Engagement Letter dated 5 April 2024, this Asset agreed-upon procedures Report is provided solely for the private information and use of the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers and is not intended to be and should not be used by anyone other than the Issuer, the Seller, the Arranger, the Joint Lead Managers and the Managers. This Asset agreed-upon procedures Report should not be included in any publicly filed or publicly available document nor should this Asset agreed-upon procedures Report, the services performed hereunder, or Deloitte’s engagement hereunder be referred to in any publicly filed or publicly available document, in each case, except under the terms specified in our Engagement Letter. For the avoidance of doubt, the Arranger, the Joint Lead Managers and the Managers are being provided with the Asset agreed-upon procedures Report in their capacity as addressees and not the engaging party.

If you have any questions or would like to discuss the content of this Asset agreed-upon procedures Report please do not hesitate to contact Dan Keeble on 0207 303 4461.

Yours truly,

/s/ Deloitte LLP

Deloitte LLP